CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Loans, allowance for loan losses	$ 7,449	$ 9,024
STOCKHOLDERS' EQUITY
Common stock, shares issued (in shares)	5,011	5,011
Common stock, shares authorized (in shares)	40,000	40,000
Common stock, par value (in dollars per share)	$ 0.625	$ 0.625